Exhibit 10.1(c)

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of August 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is among Green Plains Inc. (the “Borrower”), each Subsidiary of the Borrower that from time to time becomes a party hereto (together with the Borrower, individually each a “Pledgor” and collectively the “Pledgors”) and BNP Paribas, as collateral agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto, the Collateral Agent, and BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”) have entered into a Term Loan Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, pursuant to a Guaranty, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), each Pledgor (other than the Borrower) has guaranteed the obligations of the Borrower under or in connection with the Loan Agreement; and

WHEREAS, the obligations of the Borrower under the Loan Documents (as defined in the Loan Agreement), and the obligations of each other Pledgor under the applicable Guaranty are to be secured pursuant to this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions and Interpretation. (a) In addition to terms defined in the preamble and recitals above, (i) capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Loan Agreement and (ii) the following terms have the following meanings:

“Collateral” – see Section 2.

“Certificated Security” shall have the meaning assigned to such term in the UCC.

“Default” means (a) any Event of Default; and (b) any Unmatured Event of Default under Section 12.1.7 or 12.1.8 of the Loan Agreement.

“Excluded Foreign Subsidiary Voting Equity Interests” shall mean any voting Equity Interests in excess of 65% of the total outstanding amount of any class of voting Equity Interests of any Foreign Subsidiary described in clauses (a) or (b) of the definition of Foreign Subsidiary.

“Indemnitee” and “Indemnitees” – see Section 8.

“Issuer” means the issuer of any of the Equity Interests representing any of the Collateral.

“Lender Party” means the Administrative Agent, the Collateral Agent and each Lender.

“Liabilities” means (a) with respect to the Borrower, (i) all obligations of the Borrower under or in connection with the Loan Agreement or any other Loan Document (including this Agreement); (b) with respect to any other Pledgor, all obligations of such Pledgor under or in connection with the Guaranty or any other Loan Document (including this Agreement), in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due; and (c) with respect to any Pledgor, and whether or not constituting obligations under any Loan Document, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower or any other Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

“Pari Passu Collateral Agent” see Section 8.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“Uncertificated Security” shall have the meaning assigned to such term in the UCC.

(b) The rules of interpretation set forth in Section 1.2 of the Loan Agreement shall apply as if fully set forth herein, mutatis mutandis.

2. Pledge. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Liabilities, each Pledgor hereby pledges to the Collateral Agent for the benefit of the Lender Parties, and grants to the Collateral Agent for the benefit of the Lender Parties a continuing security interest in, all of such Pledgor’s right, title, and interest in, to and under the following, in each case, wherever located and whether now existing or hereafter arising or acquired:

A. All of the Equity Interests described in Schedule I opposite the name of such Pledgor, all certificates and/or instruments representing such Equity Interests, cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any of such Equity Interests, and management rights, all voting rights, any interest in any capital account of a member in each limited liability company and partner in each partnership, all rights as and to become a member of each limited liability company and a partner in each partnership, all rights of the Pledgor under any shareholder or voting trust agreement or similar agreement in respect of each limited liability company and partnership, all of the Pledgor’s right, title and interest as a member and partner to any and all assets or properties of each limited liability company and partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing;

B. All additional Equity Interests of any Issuer from time to time acquired by such Pledgor in any manner, all certificates representing such additional Equity Interests, cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any of such Equity Interests, and management rights, all voting rights, any interest in any capital account of a member in each limited liability company and partner in each partnership, all rights as and to become a member of each limited liability company and a partner in each partnership, all rights of the Pledgor under any shareholder or voting trust agreement or similar agreement in respect of each limited liability company and partnership, all of the Pledgor’s right, title and interest as a member and partner to any and all assets or properties of each limited liability company and partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing;;

C. All other property delivered to the Collateral Agent by such Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, all cash, securities, interest, dividends, rights and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any such property;

D. All books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

E. All products, proceeds, accessions, rents and profits of, to or from all of the foregoing.

All of the foregoing are herein collectively called the “Collateral”; provided, that, notwithstanding anything to the contrary in this Agreement, none of the Excluded Foreign Subsidiary Voting Equity Interests shall constitute Collateral.

Each Pledgor represents as of the date hereof to the Collateral Agent and the other Lender Parties that Schedule I contains an accurate and complete listing of all Equity Interests owned by such Pledgor. Each Pledgor agrees to deliver to the Collateral Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any certificates evidencing the Collateral and all other Collateral (other than dividends that such Pledgor is entitled to receive and retain pursuant to Section 6) that may at any time or from time to time be in or come into the possession or control of such Pledgor.

Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Lender Party, and (ii) each Pledgor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Equity Interests in any partnership or limited liability company, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Lender Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent or any Lender Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to any Equity Interests in any partnership or limited liability company.

3. Warranties; Further Assurances. Each Pledgor warrants to the Collateral Agent and the other Lender Parties that: (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and beneficial owner of such Pledgor’s Collateral free and clear of all Liens other than the security interest created hereunder and under the other Loan Documents and Permitted Liens; (b) to the extent such Pledgor’s Collateral is represented by certificated securities, the pledge and delivery of such Pledgor’s Collateral pursuant to this Agreement will create a valid perfected security interest in such Collateral in favor of the Collateral Agent; (c) to the extent such Pledgor’s Collateral is represented by uncertificated securities, such Pledgor has caused the issuer thereof either to (i) register the Collateral Agent as the registered owner of such security or (ii) agree in an authenticated record with such Pledgor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Pledgor, (d) all Equity Interests pledged by such Pledgor referred to on Schedule I opposite the name of such Pledgor are duly authorized, validly issued, fully paid and non-assessable; (e) all Collateral is either presently uncertificated or represented by certificates as listed on Schedule I hereto, and the pledge granted hereunder extends to all rights with respect thereto, including membership rights and partnership rights, economic rights, voting rights, control rights and the right to become a member and partner, as applicable, (f) as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Collateral, (g) as to each Issuer whose name appears in Schedule I opposite the name of such Pledgor, such Pledgor’s Collateral represents on the date hereof not less than the applicable percentage (as shown in Schedule I) of the total shares of capital stock or other Equity Interests issued and outstanding of such Issuer; and (h) the information set forth on Schedule I opposite the name of such Pledgor is true and accurate in all respects.

Until all Liabilities (other than contingent indemnification obligations that are not yet due and payable) have been indefeasibly paid in full in cash, each Pledgor shall (i) not, except as permitted by the Loan Agreement, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer that is pledged hereunder; (ii) deliver such UCC financing statements and other documents (and pay the costs of filing and recording the same in all public offices deemed necessary or appropriate by the Collateral Agent) and do such other acts and things as are necessary or as the Collateral Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in such Pledgor’s Collateral (free of all other Liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the performance and payment of the Liabilities (and by its signature hereto, such Pledgor authorizes the Collateral Agent to file any financing statements without the signature of such Pledgor, which financing statements may contain an indication or description of collateral that describes such property in any manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral); (iii) promptly execute and deliver to the Collateral Agent such stock powers, issuer acknowledgments and similar documents relating to such Pledgor’s Collateral, satisfactory in form and substance to the Collateral Agent, as the Collateral Agent may reasonably request; and (iv) promptly furnish the Collateral Agent or any other Lender Party such information concerning such Pledgor’s Collateral as the Collateral Agent or such Lender Party may from time to time reasonably request, and permit the Collateral Agent or any Lender Party or any designee of the Collateral Agent or such Lender Party, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Pledgor which pertain to such Pledgor’s Collateral, and will, upon request of the Collateral Agent, deliver to the Collateral Agent copies of such records and papers.

No Pledgor will allow any of its Subsidiaries:

(a) that is a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities;

(b) that is a partnership or limited liability company, to (i) issue Equity Interests that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organizational Documents that its Equity Interests are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Equity Interests in a Securities Account (as defined in the UCC); and

(c) to issue Equity Interests in addition to or in substitution for the Equity Interests pledged hereunder, except to such Pledgor (and such Equity Interests are immediately pledged and delivered to the Collateral Agent pursuant to the terms of this Agreement).

4. Delivery and Control of Pledged Equity Interests.

(a) If any of the Collateral is or shall become evidenced or represented by any Certificated Security, such Certificated Security shall be promptly delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Agreement.

(b) If any of the Collateral is or shall become evidenced or represented by an Uncertificated Security, such Pledgor shall cause the Issuer thereof either (i) to promptly register the Collateral Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to promptly agree in writing with such Pledgor and the Collateral Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Collateral Agent without further consent of such Pledgor, such agreement to be in substantially in form and substance reasonably satisfactory to the Collateral Agent.

(c) In addition to and not in lieu of the foregoing, if any Issuer of any pledged Equity Interests is organized under the law of, or has its chief executive office in, a jurisdiction outside of the United States, each Pledgor shall promptly take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records, as may be necessary or advisable or as may be reasonably requested by the Collateral Agent, under the laws of such jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.

5. Holding in Name of Collateral Agent, etc. The Collateral Agent may from time to time during the existence of a Default, without notice to the Pledgors, take any of the following actions: (a) transfer any Collateral into the name of the Collateral Agent or any nominee or sub-agent for the Collateral Agent, with or without disclosing that such Collateral is subject to the Lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of any Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto and (f) take control of any proceeds of the Collateral.

6. Voting Rights, Dividends, etc. (a) So long as the Collateral Agent has not given the notice referred to in Section 6(b) below:

(i) The Pledgors shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgors of stock purchase or subscription rights may be made only from funds of the Pledgors not comprising part of the Collateral required to be delivered to the Collateral Agent hereunder) relating or pertaining to the Collateral or any part thereof for any purpose; provided that each Pledgor agrees that it will not exercise any such right or power in any manner which would violate this Agreement or any other Loan Document.

(ii) The Pledgors shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral that are paid in cash by any Issuer if such dividends are not prohibited by the Loan Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in Equity Interests or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be part of the Collateral hereunder and, if received by any Pledgor, shall be forthwith delivered to the Collateral Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

(iii) The Collateral Agent shall execute and deliver, or cause to be executed and delivered, to the applicable Pledgor, all proxies, powers of attorney, dividend orders and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers that it is entitled to exercise pursuant to Section 6(a)(i) above and to receive the dividends that it is authorized to retain pursuant to Section 6(a)(ii) above.

(b) Upon notice from the Collateral Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers that the Pledgors are entitled to exercise pursuant to Section 6(a)(i) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to Section 6(a)(ii) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Collateral Agent which shall have, during the existence of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Collateral Agent pursuant to this Section 6(b) shall be retained by the Collateral Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

7. Remedies. During the existence of a Default, the Collateral Agent may, and at the direction of the Required Lenders shall, exercise from time to time any rights and remedies available to it under the UCC or otherwise available to it. Without limiting the foregoing, during the existence of a Default, the Collateral Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind (except as set forth in the following sentence), (i) sell any Collateral, free of all rights and claims of any Pledgor therein, at any public or private sale or brokers’ board and (ii) bid for and purchase any Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the applicable Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to any Collateral. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or processes of law in connection with the exercise by the Collateral Agent of any of its rights and remedies during the existence of a Default; provided that, unless the Collateral Agent determines that the applicable Collateral is declining speedily in value or is of a type that is customarily sold on a recognized market, the Collateral Agent shall give the applicable Pledgor at least ten days’ prior written notice of either the time and place of any public sale of any Collateral or of the time after which any private sale or other intended disposition of any Collateral is to be made (and each Pledgor agrees that notice so given shall be deemed to be reasonable and proper for all purposes). Any cash proceeds of any disposition by the Collateral Agent of any Collateral shall be applied by the Collateral Agent, pursuant to the terms of the Loan Agreement, to the payment of the Liabilities until paid in full, and any surplus will be paid to the applicable Pledgor or as a court of competent jurisdiction shall direct.

Each Pledgor authorizes the Collateral Agent to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (A) avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to Persons that will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (B) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Collateral Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Each Pledgor hereby appoints the Collateral Agent as the attorney-in-fact for such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing or completing any instruments which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest; provided that the Collateral Agent shall not exercise its rights as such attorney-in-fact unless a Default exists.

8. General. The Collateral Agent shall exercise reasonable care in the custody and preservation of any Collateral in its possession (and the Collateral Agent shall be deemed to have exercised such reasonable care if it takes any action that the applicable Pledgor requests in writing for such purpose, but failure of the Collateral Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Collateral Agent to preserve or protect any right with respect to any Collateral against prior parties in interest or other rights pertaining to the Collateral, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral).

All notices and requests hereunder shall be given in accordance with Section 14.3 of the Loan Agreement and sent to the applicable party at its address described therein, at the address shown for such party on Schedule II or at such other address as such party may, by written notice to the other parties, have designated as its address for such purpose.

No delay on the part of the Collateral Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Collateral Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

This Agreement shall remain in full force and effect until all Liabilities (other than contingent indemnification obligations that are not yet due and payable) have been indefeasibly paid in full in cash. Upon any such termination, the Collateral Agent will, upon any Pledgor’s request and at such Pledgor’s sole expense, (a) deliver to such Pledgor, without any representation, warranty or recourse of any kind whatsoever, all of such Pledgor’s Collateral held by the Collateral Agent hereunder as shall not have been sold or otherwise applied pursuant to the terms hereof and (b) execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination and the release of any security interest granted hereby. If at any time all or any part of any payment theretofore applied by the Collateral Agent or any other Lender Party to any of the Liabilities is or must be rescinded or returned by the Collateral Agent or such Lender Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Pledgor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent or such other Lender Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Collateral Agent or such other Lender Party had not been made.

If any of the Collateral shall be disposed of by any Pledgor in a transaction permitted by the Loan Agreement, then, the Collateral Agent, at the request and sole expense of such Pledgor, shall execute and deliver to such Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Pledgor shall have delivered to the Collateral Agent a written request for release identifying the relevant Pledgor and Collateral to be released, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents and that the proceeds of such disposition will be applied in accordance therewith. At the request and sole expense of the Borrower, a Pledgor shall be released from its obligations hereunder in the event that all the Equity Interests of such Pledgor shall be disposed of in a transaction permitted by the Loan Agreement; provided that the Borrower shall have delivered to the Collateral Agent a written request for release identifying the relevant Pledgor, together with a certification by the Borrower stating that such transaction is in compliance with the Loan Agreement and the other Loan Documents and that the proceeds of such disposition will be applied in accordance therewith.

Notwithstanding anything herein to the contrary, the lien and security interest granted to the pari passu collateral agent under the Term Loan Intercreditor Agreement (the “Pari Passu Collateral Agent”) pursuant to this Agreement and the exercise of any right or remedy by the Pari Passu Collateral Agent hereunder are subject to the provisions of the Term Loan Intercreditor Agreement. In the event of any conflict between the terms of the Term Loan Intercreditor Agreement and this Agreement, the terms of the Term Loan Intercreditor Agreement shall govern and control, to the extent provided therein.

Each Pledgor hereby agrees (i) to indemnify and hold harmless the Collateral Agent and its successors, assigns, employees, agents and affiliates (individually an “Indemnitee,” and collectively, the “Indemnitees”) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Collateral Agent be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this paragraph are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of the Pledgor contained in this paragraph shall continue in full force and effect notwithstanding the indefeasible payment in full in cash of all Liabilities.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

This Agreement shall be binding upon the Pledgors and the Collateral Agent and their respective successors and assigns (provided that no Pledgor may assign its obligations hereunder without the prior written consent of the Collateral Agent), and shall inure to the benefit of each Pledgor and the Collateral Agent and the successors and assigns of the Collateral Agent.

This Agreement may be executed in any number of counterparts (including via facsimile or a .pdf or similar file) and by the different parties hereto on separate counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute but one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Collateral Agent an assumption agreement to this Agreement in the form attached hereto as Exhibit A, together with a supplement to Schedule I hereto setting forth all relevant information with respect to such party as of the date of delivery, whereupon Schedule I hereto shall be deemed to be amended automatically to incorporate such information. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by the terms of, this Agreement.

Other than automatic modifications related to the addition of a party hereto as described in the preceding paragraph, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Pledgors and the Collateral Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF

THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO EXPRESSLY AND IRREVOCABLY (A) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE; (B) CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID TO THE ADDRESS OF SUCH PARTY DESCRIBED IN THE LOAN AGREEMENT OR ON SCHEDULE II HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE OTHER PARTIES AS ITS ADDRESS FOR NOTICE HEREUNDER), OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK; AND (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

EACH PLEDGOR, THE COLLATERAL AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OTHER LENDER PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT, FOR THE BENEFIT OF THE OTHER LENDER PARTIES, ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

GREEN PLAINS INC.

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS I LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS II LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

FLEISCHMANN’S VINEGAR COMPANY, INC.

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS AGRICULTURAL AND ENERGY FUND LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ASSET MANAGEMENT LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

[Signature Page to Pledge Agreement]

GREEN PLAINS GRAIN COMPANY TN LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS INDUSTRIAL CLEANING SERVICES LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS TRUCKING LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HEREFORD LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HOPEWELL LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

[Signature Page to Pledge Agreement]

GREEN PLAINS MADISON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS MOUNT VERNON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS YORK LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS PROCESSING LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS ATKINSON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS BLUFFTON LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

[Signature Page to Pledge Agreement]

GREEN PLAINS CENTRAL CITY LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS COMMODITIES LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS CORN OIL LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS FAIRMONT LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS HOLDINGS II LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS OBION LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

[Signature Page to Pledge Agreement]

GREEN PLAINS ORD LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS OTTER TAIL LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS SHENANDOAH LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS SUPERIOR LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

GREEN PLAINS WOOD RIVER LLC

By: /s/ Michelle Mapes
Name:	Michelle Mapes
Title:	EVP - General Counsel & Corp. Secretary

[Signature Page to Pledge Agreement]

BNP PARIBAS, as Collateral Agent

By: /s/ Andrew Shapiro
Name: Title:	Andrew Shapiro Managing Director

By: /s/ James McHale
Name: Title:	James McHale Managing Director

[Signature Page to Pledge Agreement]